EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), each of the undersigned officers of BioSource International, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "10-Q Report") that, to the best of the undersigned's knowledge:

(1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: May 13, 2004                      /S/ TERRANCE J. BIEKER
                                        ---------------------------------
                                           Terrance J. Bieker
                                           Chief Executive Officer








Date: May 13, 2004                      /S/ CHARLES C. BEST
                                        ---------------------------------
                                           Charles C. Best
                                           Executive Vice President and
                                           Chief Financial Officer